UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Huntington Bancshares Incorporated

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online
Go to www.envisionreports.com/HBAN or scan the QR code – login details are located in the shaded bar below.

Annual Meeting Proxy Notice

Important Notice Regarding the Availability of Proxy Materials for the Huntington Bancshares Incorporated Shareholders’ Meeting to be Held on April 20, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/HBAN

Easy Online Access – View your proxy materials and vote.

Step 1:	Go to www.envisionreports.com/HBAN.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 8, 2022, to facilitate timely delivery.

2 N O T	C O Y

03KWCD

Annual Meeting Proxy Notice

The 2022 Annual Meeting of Shareholders of Huntington Bancshares Incorporated will be held on Wednesday April 20, 2022, at 2:00 p.m. Eastern Time, virtually via the internet at https://meetnow.global/MA7HP6M. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The matters to be considered and voted on at the meeting, each as more fully described in the proxy materials, are listed below:

1.	Election of directors:

01 - Lizabeth Ardisana	02 - Alanna Y. Cotton	03 - Ann B. Crane	04 - Robert S. Cubbin
05 - Gina D. France	06 - J. Michael Hochschwender	07 - Richard H. King	08 - Katherine M. A. Kline
09 - Richard W. Neu	10 - Kenneth J. Phelan	11 - David L. Porteous	12 - Roger J. Sit
13 - Stephen D. Steinour	14 - Jeffrey L. Tate	15 - Gary Torgow

2.	An advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.

3.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.

4.	Any other business that properly comes before the meeting.

The Board of Directors recommends a vote FOR all of the nominees listed and FOR proposals 2 and 3.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy and instruction card.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.envisionreports.com/HBAN. Click Cast Your Vote or Request Materials.

–	Phone – Call us free of charge at 1-866-641-4276.

–	Email – Send an email to investorvote@computershare.com with “Proxy Materials Huntington Bancshares” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 8, 2022.